                                                                      Exhibit 21
                                                                        1 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
A. J. Norcott & Company (Holdings) Limited                              United Kingdom
A. J. Norcott & Partners (Northern) Limited                             United Kingdom
A. J. Norcott & Partners (Scotland) Limited                             United Kingdom
A. J. Norcott & Partners Limited                                        United Kingdom
A. J. Norcott Benefit Consultants Limited                               United Kingdom
A.H. Laseur B.V.                                                        Netherlands
AMLT, Inc.                                                              Alabama
AOPA Insurance Agency, Inc.                                             Maryland
AOPA Insurance Agency, Inc.                                             Texas
APS International Limited                                               United Kingdom
APS Life & Pensions Limited                                             United Kingdom
APS Overseas Investments Limited                                        United Kingdom
ARS Holdings, Inc.                                                      Illinois
ARS Holdings, Inc.                                                      Louisiana
Acedale Co. Ltd.                                                        Hong Kong
Adams & Porter Financial Services, Inc.                                 Texas
Adams & Porter Services, Inc.                                           Texas
Advantage Plus Insurance Services, Inc.                                 Illinois
Adviser 151 Limited                                                     United Kingdom
Airscope Insurance Services Limited                                     United Kingdom
American Associates, Inc.                                               Texas
American Attorneys' Protection Plan Co.                                 Illinois
American Combined Life Insurance Company                                Nebraska
American Insurance Brokers, Ltd.                                        Indiana
American National General Agencies, Inc.                                Colorado
Anchor Reinsurance Company, Ltd.                                        Bermuda
Anchor Underwriting Managers, Ltd.                                      Bermuda
Anscor Insurance Brokers Inc.                                           Philippines
Aon Advisors (U.K.) Limited                                             United Kingdom
Aon Advisors, Inc.                                                      Virginia
Aon Asset Management Fund, Inc.                                         Virginia
Aon Auto Capital Corporation                                            Delaware
Aon Aviation, Inc.                                                      Illinois
Aon Broker Services, Inc.                                               Illinois
Aon Capital Corporation                                                 Delaware
Aon Capital Management, Inc.                                            Delaware
Aon Captive Management, Ltd.                                            U.S. Virgin Islands
Aon Direct Group, Inc.                                                  California
Aon Direct Group, Inc.                                                  Pennsylvania
Aon Entertainment, Ltd.                                                 California
Aon Entertainment, Ltd.                                                 New York
Aon Entertainment, Ltd. (Divertissement Aon, Ltee.)                     Canada
Aon Financial Institutions Services, Inc.                               Illinois
Aon H&R, Inc.                                                           New York
Aon Holdings Limited                                                    United Kingdom
Aon Insurance Management Services - Virgin Islands, Inc.                U.S. Virgin Islands
Aon Insurance Management Services, Inc.                                 Delaware
Aon Insurance Management of Texas, Inc.                                 Texas
Aon Insurance Services                                                  California
Aon Nominees Limited                                                    United Kingdom
Aon Overseas Holdings Limited                                           United Kingdom
Aon Re (Bermuda) Ltd.                                                   Bermuda
Aon Re Inc.                                                             Illinois
Aon Re Latinoamericana, S.A.                                            Mexico
Aon Re Panama, S.A.                                                     Panama
Aon Re Services, Inc.                                                   Delaware
=========================================================================================

                                                                      Exhibit 21
                                                                        2 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Aon Re Worldwide, Inc.                                                  Delaware
Aon Reengineering & Consulting Services, Inc.                           Delaware
Aon Risk Consultants (Bermuda ) Ltd.                                    Bermuda
Aon Risk Consultants (Europe) Limited                                   United Kingdom
Aon Risk Consultants, Inc.                                              Illinois
Aon Risk Resources, Inc.                                                Delaware
Aon Risk Services (Bermuda) Ltd.                                        Bermuda
Aon Risk Services (Europe)                                              Luxembourg
Aon Risk Services (Vermont) Inc.                                        Vermont
Aon Risk Services, Inc.                                                 Delaware
Aon Risk Technologies, Inc.                                             Delaware
Aon Service Corporation                                                 Illinois
Aon Singer, Inc.                                                        Delaware
Aon Specialty Group of Tennessee, Inc.                                  Tennessee
Aon Specialty Group, Inc.                                               Delaware
Aon Technical Insurance Services, Inc.                                  Illinois
Artscope Insurance Services Limited                                     United Kingdom
Artscope International Insurance Services Agency GmbH                   Germany
Artscope International Insurance Services Limited                       United Kingdom
Ascom B.V.                                                              Netherlands
Asia Area Underwriters Ltd.                                             Hong Kong
Assurantie Groep Langeveldt c.v.                                        Netherlands
Atlantic Underwriters Agency, Incorporated                              Kentucky
Auto Conduit Corporation, The                                           Delaware
Automotive Development Centers, Inc.                                    Illinois
B.V. Assurantiekantoor Langeveldt-Schroder                              Netherlands
BRIC, Inc.                                                              North Carolina
Banker's Acceptance, L.P.                                               Illinois
Bankers Insurance Service Corp.                                         Illinois
BenefitsMedia, Inc.                                                     Tennessee
Big Sky Finance, L.P.                                                   Illinois
Blanco Finance, L.P.                                                    Illinois
Blom & Van der Aa BV                                                    Netherlands
Blom & Van der Aa Holding BV                                            Netherlands
Brennan Group, Inc., The                                                Delaware
Bruno Sforni S.p.A.                                                     Italy
Bruns Ten Brink & Co. b.v.                                              Netherlands
Bruns Ten Brink Groep b.v.                                              Netherlands
Bruns Ten Brink Herverzekeringen b.v.                                   Netherlands
Bryson Associates Incorporated                                          Pennsylvania
C.I.C. Realty, Inc.                                                     Illinois
C.V. 'T Huys Ter Merwe                                                  Netherlands
CCC Agency, Inc. of Illinois                                            Illinois
CIC - Atlanta, Inc.                                                     Illinois
CIC - Hilldale, Inc.                                                    Illinois
CIC - Wells, Inc.                                                       Illinois
CIC - Westmont, Inc.                                                    Illinois
CICA - 123, Inc.                                                        Illinois
CICA - Court, Inc.                                                      Illinois
CICA Realty Corporation                                                 Illinois
CICA Superannuation Nominees Pty. Ltd.                                  Australia
CJP, Inc.                                                               Delaware
Cabinet Servet et Baud S.a.r.l. Annecy                                  France
California Auto Finance, L.P.                                           Illinois
California Group Services                                               California
Cananwill Corporation                                                   Delaware
Cananwill, Inc.                                                         California

                                                                      Exhibit 21
                                                                        3 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Cananwill, Inc.                                                         Pennsylvania
Catz & Lips B.V.                                                        Netherlands
Central States Acceptance, L.P.                                         Illinois
Cinema Completions International, Inc.                                  Delaware
Citadel Insurance Company                                               Texas
Cole Booth Potter of New Jersey, Inc.                                   New Jersey
Cole Booth Potter, Inc.                                                 Pennsylvania
Combined Administrative Services Corp.                                  Illinois
Combined Insurance Company of America                                   Illinois
Combined Insurance Company of Ireland Limited                           Ireland
Combined Insurance Company of New Zealand Limited                       New Zealand
Combined Life Assurance Company Limited                                 United Kingdom
Combined Life Assurance Company of Europe Limited                       Ireland
Combined Life Insurance Company of Australia Limited                    Australia
Combined Life Insurance Company of New York                             New York
Consumer Program Administrators, Inc.                                   Illinois
Cooreman & Saverys IBC & Co. nv                                         Belgium
Cooreman & Saverys N.V.                                                 Belgium
Coughlan General Insurances Limited                                     Ireland
Courtiers D'Assurances Rollins Hudig Hall du Quebec, Inc.               Canada
Crotty MacRedmond Insurance Limited                                     Ireland
Cush Finance Group, L.P.                                                Illinois
D. Hudig & Co. b.v.                                                     Netherlands
D.W.F.S., L.P.                                                          Illinois
DPR, Dansk Pensionsradgivning A/S                                       Denmark
Dealer Development Services, Ltd.                                       United Kingdom
Dearborn Insurance Company                                              Illinois
Dobson Park L. G. Limited                                               Guernsey
Dominion Mutual Insurance Brokers Ltd.                                  Canada
Don Flower Aviation Underwriters, Inc.                                  Kansas
Dreadnaught Insurance Company Limited                                   Bermuda
DuPage Acceptance, L.P.                                                 Illinois
E. Lillie & Co. Limited                                                 United Kingdom
ERCO Services, Inc.                                                     Ohio
Elm Lane Limited                                                        United Kingdom
Energy Insurance International, Inc.                                    Texas
Equiscope Insurance Services Limited                                    United Kingdom
Excess Underwriters Agency, Inc.                                        New York
Expatriate Consultancy Limited, The                                     United Kingdom
FFRL Re Corp.                                                           Virginia
Fabels-Versteeg b.v.                                                    Netherlands
Far East Agency                                                         Korea
Film Insurance Underwriting Agencies Pty. Limited (AUS)                 Australia
Finance Associates, Inc.                                                Texas
Forth Financial Resources (Hawaii), Ltd.                                Hawaii
Forth Financial Resources Insurance Agency of Massachusetts, Inc.       Massachusetts
Forth Financial Resources of Alabama, Inc.                              Alabama
Forth Financial Resources of Ohio, Inc.                                 Ohio
Forth Financial Resources of Oklahoma Agency, Inc.                      Oklahoma
Forth Financial Resources of Texas, Inc.                                Texas
Forth Financial Resources, Ltd.                                         Virginia
Forth Financial Securities Corp.                                        Virginia
=========================================================================================

                                                                      Exhibit 21
                                                                        4 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
France Fenwick Limited                                                  United Kingdom
Frank B. Hall & Co. Holdings (N.Z.) Limited                             New Zealand
Frank B. Hall (Reinsurance) France S.A.                                 France
Frank B. Hall Iberica S.A.                                              Spain
Frank B. Hall Ireland Ltd.                                              Ireland
Frank B. Hall Management Services Pty. Ltd.                             Australia
Frank B. Hall Re (Latin America) Inc.                                   Panama
G.E.F. Insurance Ltd.                                                   U.S. Virgin Islands
GBV Gesellschaft Fur Betriebliche Beratung und verwaltung GmbH          Germany
General Environmental Management Corporation                            Illinois
Go Pro Agency, Inc. of San Antonio                                      Texas
Go Pro Life Agency, Inc. of San Antonio                                 Texas
Go Pro Underwriting Managers of Virginia, Inc.                          Virginia
Go Pro Underwriting Managers, Inc.                                      Texas
Godolphin Bloodstock Limited                                            United Kingdom
Godwins (Overseas) Limited                                              United Kingdom
Godwins (Trustees) Limited                                              United Kingdom
Godwins Australia Pty. Limited                                          Australia
Godwins Booke & Dickenson Insurance Services                            California
Godwins Booke & Dickenson Insurance Services                            Massachusetts
Godwins Employee Benefits Services (Texas), Inc.                        Texas
Godwins General Agency, Inc.                                            Texas
Godwins Group Limited                                                   United Kingdom
Godwins International, Inc.                                             Delaware
Godwins Investment Advisors, Inc.                                       Florida
Godwins Limited                                                         United Kingdom
Godwins Nederland pensioen- en employee benefits adviseurs en           Netherlands
 actuarissen c.v
Godwins Nominees Pty. Limited                                           Australia
Godwins Securities, Inc.                                                Washington
Godwins of New York, Inc.                                               New York
Godwins, Inc.                                                           Pennsylvania
Gotuaco del Rosario & Associates, Inc.                                  Philippines
Group Organization, Inc.                                                District of Columbia
H.Z. Financial, Limited Partnership                                     Illinois
HHL (Holdings) Ltd.                                                     Hong Kong
HHL (Taiwan) Ltd.                                                       Taiwan
HHL (Thailand) Ltd.                                                     Thailand
HHL Employee Benefits Ltd.                                              Thailand
HHL Ltd.                                                                Hong Kong
HHL Management Ltd.                                                     Hong Kong
HHL Pte Ltd.                                                            Singapore
HHL Re Ltd.                                                             Thailand
HHL Reinsurance Brokers Inc.                                            Philippines
HHL Reinsurance Brokers Pte. Ltd.                                       Singapore
HHL Reinsurance Services Ltd.                                           Hong Kong
HLS Hudig-Langeveldt Stanner GmbH                                       Germany
Hanseatische Assekuranz Kontor GmbH                                     Germany
Hanseatische Assekuranz Vermittlungs AG                                 Germany
Havag Hudig-Langeveldt GmbH                                             Germany
Heinz Hahn GmbH                                                         Germany
Heli Agency                                                             Korea
Highplain Limited                                                       United Kingdom
Hodgson McCreery & Company Limited                                      United Kingdom
Hudig-Langeveldt Berlin GmbH                                            Germany
Hudig-Langeveldt Borghuis B.V.                                          Netherlands
Hudig-Langeveldt Coens N.V.                                             Belgium
=========================================================================================

                                                                      Exhibit 21
                                                                        5 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Hudig-Langeveldt Janson Elffers B.V.                                    Netherlands
Hudig-Langeveldt Kyoritsu Ltd.                                          Japan
Hudig-Langeveldt Makelaardij in Assurantien bv                          Netherlands
Hudig-Langeveldt Merwestad bv                                           Netherlands
Hudig-Langeveldt Nijmegen B.V.                                          Netherlands
Hudig-Langeveldt Pensioenbureau B.V.                                    Netherlands
Hudig-Langeveldt Reinsurance B.V.                                       Netherlands
Hudig-Langeveldt Reinsurance Brokers C.V.                               Netherlands
Hudig-Langeveldt S.A.                                                   France
Hudig-Langeveldt SECA S.A.                                              France
Hudig-Langeveldt Tilburg B.V.                                           Netherlands
Hudig-Langeveldt Van Bruggen & De Laat B.V.                             Netherlands
Huntington T. Block Insurance Agency, Inc.                              District of Columbia
Huntington T. Block Insurance Agency, Inc.                              Ohio
IRISC London Limited                                                    United Kingdom
IRISC Specialty, Inc.                                                   Delaware
IRISC, Inc.                                                             New Jersey
Independent Dealer Services, Inc.                                       Missouri
Independent Homeowner Services, Inc.                                    Missouri
Independent Inspections, Inc.                                           Illinois
Inmobiliaria Ramos Rosada, S.A. de C.V.                                 Mexico
Insurance Brokers Service, Inc.                                         Illinois
Intassco Versicherungsmakler GmbH                                       Austria
Integrated Insurance Industries, Inc.                                   Delaware
Intercept Corporation                                                   Illinois
International Industrial Insurances Limited                             Ireland
International Shipowners Mutual Insurance Association Limited           Bermuda
Interocean (Italia) S.p.A.                                              Italy
Interocean Reinsurance Company, S.A.                                    Panama
J.C.J. Van Dalen Beheer B.V.                                            Netherlands
J.H. Blades & Co. (Agency), Inc.                                        Texas
J.H. Blades & Co., Inc.                                                 Texas
J.H. Blades, Inc.                                                       Oklahoma
J.H. Lea & Company, Inc.                                                Illinois
James S. Kemper & Co. International, Limited                            Bermuda
James S. Kemper Insurance Services, Inc.                                Texas
K & K Insurance Brokers, Ltd.                                           Ontario
K & K Insurance Group, Inc.                                             Indiana
K & K Insurance Specialties, Inc.                                       Indiana
K & K Insurance of Wyoming, Inc.                                        Wyoming
K & K Specialties, Inc.                                                 Indiana
Karl Alt & Co. GmbH                                                     Germany
Keeling & Company                                                       California
Key-Royal Automotive Company, Inc.                                      Alabama
Kininmonth Limited                                                      Ireland
L & G LMX Limited                                                       United Kingdom
L & G Seascope Insurance Holdings Limited                               United Kingdom
Langeveldt Groep B.V.                                                   Netherlands
Langeveldt de Vos b.v.                                                  Netherlands
Laverack & Haines, Inc.                                                 New York
Lescorp Limited                                                         United Kingdom
Leslie & Godwin (C.I.) Limited                                          Guernsey
Leslie & Godwin (Reinsurance) Copenhagen A/S                            Denmark
Leslie & Godwin (Scotland) Limited                                      Scotland
Leslie & Godwin (U.K.) Limited                                          United Kingdom
Leslie & Godwin (WFG) Limited                                           United Kingdom
Leslie & Godwin AXL Limited                                             United Kingdom
=========================================================================================

                                                                      Exhibit 21
                                                                        6 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Leslie & Godwin Aviation Holdings Limited                               United Kingdom
Leslie & Godwin Aviation Limited                                        United Kingdom
Leslie & Godwin Aviation Reinsurance Services Limited                   United Kingdom
Leslie & Godwin Cargo Limited                                           United Kingdom
Leslie & Godwin Financial Risks Limited                                 United Kingdom
Leslie & Godwin Financial Services (Holdings) Limited                   United Kingdom
Leslie & Godwin Financial Services Limited                              United Kingdom
Leslie & Godwin GmbH                                                    Germany
Leslie & Godwin Group Limited                                           United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                                  Canada
Leslie & Godwin Insurance Brokers, Inc.                                 New York
Leslie & Godwin International Limited                                   United Kingdom
Leslie & Godwin Investments Limited                                     United Kingdom
Leslie & Godwin Limited                                                 United Kingdom
Leslie & Godwin Marine Holdings Limited                                 United Kingdom
Leslie & Godwin Non-Marine Limited                                      United Kingdom
Leslie & Godwin Overseas Reinsurance Holdings Limited                   United Kingdom
Leslie & Godwin Personal Insurance Services Limited                     United Kingdom
Leslie & Godwin Reinsurance Holdings Limited                            United Kingdom
Leslie & Godwin Risk Management Limited                                 United Kingdom
Leslie & Godwin Technical Services Limited                              United Kingdom
Life Insurance Company of Virginia, The                                 Virginia
Life of Virginia Series Fund, Inc.                                      Virginia
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.                  Brazil
London General Holdings Limited                                         United Kingdom
London General Insurance Company Limited                                United Kingdom
Lowndes Lambert Insurance Limited                                       Ireland
Lynn & Schaller Insurance Brokers, Inc.                                 California
MTSA S.a.r.l., Annecy                                                   France
MacDonagh & Boland (International) Limited                              Ireland
MacDonagh & Boland Group Limited                                        Ireland
MacDonagh Boland Beech Hill Limited                                     Ireland
MacDonagh Boland Crotty MacRedmond Limited                              Ireland
MacDonagh Boland Cullen Duggan Limited                                  Ireland
MacDonagh Boland Foley Woollam Limited                                  Ireland
Macey Clifton Walters Limited                                           United Kingdom
Macey Williams Insurance Services Limited                               Ireland
Macey Williams Insurance Services Limited                               United Kingdom
Macey Williams Limited                                                  Ireland
Madison Intermediaries Pty. Limited                                     Australia
Madison Reinsurance Holdings, Inc.                                      Illinois
Mahamy Company plc (Rollins Hudig Hall Iran)                            Iran
Maritime Underwriters, Ltd.                                             Bermuda
Martin Boyer Company, Inc.                                              Illinois
Mayflower National Life Insurance Company                               Indiana
Mayflower National Life Insurance Company of Texas                      Texas
Minahan Reinsurance Management Limited                                  United Kingdom
Motorists Service Corporation                                           Delaware
Motorplan Limited                                                       United Kingdom
Muirfield Underwriters, Ltd.                                            Delaware
N.V. Assurantiehuis Holding (Curacao)                                   Netherland Antilles
NB Life Agents, Inc.                                                    New York
NSU Benefit Corporation                                                 Indiana
=========================================================================================

                                                                      Exhibit 21
                                                                        7 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Nask bv                                                                 Netherlands
National Benefits Corporation                                           Pennsylvania
National Care Provider Insurance, Inc.                                  California
National Product Care Company                                           Illinois
National Sports Underwriters, Inc.                                      Indiana
Nesdale Holdings Limited                                                New Zealand
Newco Properties, Inc.                                                  Virginia
Nicholson Chamberlain Colls Australia Holdings Limited                  Australia
Nicholson Chamberlain Colls Australia Limited                           Australia
Nicholson Chamberlain Colls Group Limited                               United Kingdom
Nicholson Chamberlain Colls Marine Limited                              United Kingdom
Nicholson Leslie (North America) Limited                                United Kingdom
Nicholson Leslie Accident & Health Limited                              United Kingdom
Nicholson Leslie Agencies Limited                                       United Kingdom
Nicholson Leslie Aviation Limited                                       United Kingdom
Nicholson Leslie Aviation Reinsurance Brokers                           United Kingdom
Nicholson Leslie Bank Assure Limited                                    United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited                   United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants                 United Kingdom
Nicholson Leslie Energy Resources Limited                               United Kingdom
Nicholson Leslie Financial Institutions Limited                         United Kingdom
Nicholson Leslie Group Limited                                          United Kingdom
Nicholson Leslie International  (Reinsurance Brokers) Limited           United Kingdom
Nicholson Leslie International Limited                                  United Kingdom
Nicholson Leslie International Limited                                  United Kingdom
Nicholson Leslie Investments Limited                                    United Kingdom
Nicholson Leslie Italia S.P.A.                                          Italy
Nicholson Leslie Limited                                                United Kingdom
Nicholson Leslie Management Services                                    United Kingdom
Nicholson Leslie Marine Limited                                         United Kingdom
Nicholson Leslie Nominees Limited                                       United Kingdom
Nicholson Leslie Non-Marine Reinsurance Brokers Limited                 United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited            United Kingdom
Nicholson Leslie Property Limited                                       United Kingdom
Nicholson Leslie Seascope Limited                                       United Kingdom
Nicholson Leslie Special Risks Limited                                  United Kingdom
Nicholson Stewart-Brown Limited                                         United Kingdom
North Derbyshire Finance Company Limited, The                           United Kingdom
Nova Reinsurance Brokers, Inc.                                          Illinois
OLD BENEFITS CORPORATION                                                Illinois
OUM & Associates of California, A Corporation                           California
OUM & Associates of New York, A Corporation                             New York
OUM & Associates of Ohio, A Corporation                                 Ohio
OUM & Associates, Inc., A Corporation                                   Washington
OUM Risk Consultants, Inc.                                              Washington
Oak Brook Holding, Inc.                                                 Delaware
Oak Brook Life Insurance Company                                        Arizona
Oceanic Adjusters Limited                                               New York
Ogle & Waters, Inc.                                                     Florida
Ohrinsoo Agency                                                         Korea
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.            Peru
=========================================================================================

                                                                      Exhibit 21
                                                                        8 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Old RHH North, Inc.                                                     California
Oxford Managers, Inc.                                                   Illinois
P.I. Consultants Ltd.                                                   Hong Kong
PFS, L.P.                                                               Illinois
PLCM Group, Inc.                                                        Florida
PLCM Group, Inc.                                                        Illinois
PLCM Group, Inc.                                                        Pennsylvania
PT RNJ Ratna Nusa Jaya                                                  Indonesia
Pandimar Consultants, Inc.                                              New York
Paribas Assurantien B.V.                                                Netherlands
Parker Risk Management (Barbados) Ltd.                                  Barbados
Parker Risk Management (Bermuda) Ltd.                                   Bermuda
Parker Risk Management (Cayman) Ltd.                                    Cayman Islands
Parker Risk Management (Guernsey) Ltd.                                  Guernsey
Parker Risk Management (S) Pte Ltd                                      Singapore
Parker Risk Management, Inc.                                            Colorado
Pat Ryan & Associates, B.V.                                             Netherlands
Pat Ryan & Associates, Inc.                                             Illinois
Pat Ryan & Associates, Inc.                                             Texas
Pecos River Learning Centers, Inc.                                      Minnesota
Pernas HHL                                                              Malaysia
Piercey Auto Group Finance, L.P.                                        Illinois
Pikes Peak Holding Company, Inc.                                        Delaware
Preferred Risk Strategies, A Corporation                                Washington
Premier Auto Finance, L.P.                                              Illinois
Product Care, Inc.                                                      Illinois
Production Life Insurance Company                                       Arizona
Professional Sports Insurance Co. Ltd.                                  Bermuda
Property Owners Database Limited                                        United Kingdom
Provider Services, Ltd.                                                 Bermuda
Pyramid Services, Inc.                                                  Connecticut
RAMRO y Asociados, S.C.                                                 Mexico
RBH Acquisition Co.                                                     Delaware
RBH Equities, Inc.                                                      New York
RBH General Agencies (Canada) Inc.                                      Quebec
RHH (Intermediaries) Ltd.                                               Bermuda
RHH Captive Management Ltd.                                             Bermuda
RHH Empreendimentos e Servicos Ltda.                                    Brazil
RHH Europe, Inc.                                                        Delaware
RHH Financial Services Group of New York, Inc.                          New York
RHH Financial Services Group, Inc.                                      California
RHH Financial Services Group, Inc.                                      Illinois
RHH Financial Services Group, Inc.                                      Pennsylvania
RHH Financial Services Group, Inc.                                      Texas
RHH General Agency, Inc.                                                Texas
RHH Hazard Limited                                                      United Kingdom
RHH Life Agency of Texas, Inc.                                          Texas
RHH Special Risks, Inc.                                                 Illinois
RHH Texas Acquisition Company, Inc.                                     Texas
RHH/Albert G. Ruben Insurance Services, Inc.                            California
RIP Services Limited                                                    Guernsey
Rae Liness & Duffus Limited                                             Scotland
Ramos, Rosado y Ascociados Agente de Seguros, S.A. de C.V.              Mexico
Regent Acceptance, L.P.                                                 New Jersey
Resource Insurance Services, Inc.                                       Indiana
Retailer Acceptance, L.P.                                               Illinois
Rockford Holding, Inc.                                                  Delaware
=========================================================================================

                                                                      Exhibit 21
                                                                        9 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Rockford Life Insurance Company                                         Arizona
Rolins Hudig Hall (Sweden) A.B                                          Sweden
Rollins Financial Brokers, Inc.                                         Oklahoma
Rollins Financial Services Co.                                          Illinois
Rollins Heath (Japan) Ltd.                                              Japan
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                             Australia
Rollins Hudig Hall (Bermuda) Limited                                    Bermuda
Rollins Hudig Hall (Finland) OY                                         Finland
Rollins Hudig Hall (Hong Kong) Ltd.                                     Hong Kong
Rollins Hudig Hall (Nederland) Limited                                  United Kingdom
Rollins Hudig Hall (Norway) A/S                                         Norway
Rollins Hudig Hall (Scandinavia) A/S                                    Norway
Rollins Hudig Hall (Scandinavia) Holding A/S                            Denmark
Rollins Hudig Hall (Singapore) Pte Ltd                                  Singapore
Rollins Hudig Hall (Turks & Caicos) Limited                             Bermuda
Rollins Hudig Hall Agency of Texas, Inc.                                Texas
Rollins Hudig Hall Antillen N.V.                                        Netherland Antilles
Rollins Hudig Hall Aruba N.V.                                           Netherland Antilles
Rollins Hudig Hall Associates B.V.                                      Netherlands
Rollins Hudig Hall Ceska Republika spol.s r.o.                          Czech Republic
Rollins Hudig Hall Co.                                                  Delaware
Rollins Hudig Hall Consulting Italia srl                                Italy
Rollins Hudig Hall Denmark A/S                                          Denmark
Rollins Hudig Hall Employee Benefits of Ohio, Inc.                      Ohio
Rollins Hudig Hall Entertainment Brokers Ltd.                           United Kingdom
Rollins Hudig Hall Espana Correduria de Seguros, SA                     Spain
Rollins Hudig Hall Groep B.V.                                           Netherlands
Rollins Hudig Hall Group, Inc.                                          Delaware
Rollins Hudig Hall Healthcare Risk, Inc.                                Florida
Rollins Hudig Hall Holdings (Deutschland) GmbH                          Germany
Rollins Hudig Hall Holdings Limited                                     Australia
Rollins Hudig Hall Holdings Limited                                     United Kingdom
Rollins Hudig Hall Holdings bv                                          Netherlands
Rollins Hudig Hall Insurance Brokers, Inc.                              Ontario
Rollins Hudig Hall Insurance Services, Inc.                             British Columbia
Rollins Hudig Hall International b.v.                                   Netherlands
Rollins Hudig Hall Italia S.p.A.                                        Italy
Rollins Hudig Hall Limited                                              United Kingdom
Rollins Hudig Hall Magyarorszag Biztositasi Alkusz                      Hungary
Rollins Hudig Hall Middle East                                          United Arab Emirates
Rollins Hudig Hall Nederland Makelaars in Assurantien bv                Netherlands
Rollins Hudig Hall Netherlands b.v.                                     Netherlands
Rollins Hudig Hall Polska Ltd.                                          Poland
Rollins Hudig Hall Pty. Ltd.                                            Australia
Rollins Hudig Hall Risk Management Services A/S                         Denmark
Rollins Hudig Hall Services Limited                                     United Kingdom
Rollins Hudig Hall Slovensko spol.s r.o.                                Slovak Republic
Rollins Hudig Hall Surety & Guarantee Limited                           United Kingdom
Rollins Hudig Hall do Brazil Corretora de Seguros Ltda.                 Brazil
Rollins Hudig Hall of Alabama, Inc.                                     Alabama
Rollins Hudig Hall of Alaska, Inc.                                      Alaska
Rollins Hudig Hall of Arizona, Inc.                                     Arizona
Rollins Hudig Hall of Arkansas, Inc.                                    Arkansas
Rollins Hudig Hall of Canada Inc.                                       Canada
Rollins Hudig Hall of Central California, Inc. Insurance Services       California
=========================================================================================

                                                                      Exhibit 21
                                                                       10 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Rollins Hudig Hall of Colorado, Inc.                                    Colorado
Rollins Hudig Hall of Connecticut, Inc.                                 Connecticut
Rollins Hudig Hall of Florida, Inc.                                     Florida
Rollins Hudig Hall of Georgia, Inc.                                     Georgia
Rollins Hudig Hall of Hawaii, Inc.                                      Hawaii
Rollins Hudig Hall of Idaho, Inc.                                       Idaho
Rollins Hudig Hall of Illinois, Inc.                                    Illinois
Rollins Hudig Hall of Indiana, Inc.                                     Indiana
Rollins Hudig Hall of Kansas, Inc.                                      Kansas
Rollins Hudig Hall of Latin America, Inc.                               Delaware
Rollins Hudig Hall of Louisiana, Inc.                                   Louisiana
Rollins Hudig Hall of Massachusetts, Inc.                               Massachusetts
Rollins Hudig Hall of Michigan, Inc.                                    Michigan
Rollins Hudig Hall of Minnesota, Inc.                                   Minnesota
Rollins Hudig Hall of Missouri, Inc.                                    Missouri
Rollins Hudig Hall of Montana, Inc.                                     Montana
Rollins Hudig Hall of Nebraska, Inc.                                    Nebraska
Rollins Hudig Hall of Nevada, Inc.                                      Nevada
Rollins Hudig Hall of New Jersey, Inc.                                  New Jersey
Rollins Hudig Hall of New York, Inc.                                    New York
Rollins Hudig Hall of Northern California, Inc. Insurance Services      California
Rollins Hudig Hall of Ohio, Inc.                                        Ohio
Rollins Hudig Hall of Oklahoma, Inc.                                    Oklahoma
Rollins Hudig Hall of Oregon, Inc.                                      Oregon
Rollins Hudig Hall of Pennsylvania, Inc.                                Pennsylvania
Rollins Hudig Hall of Rhode Island, Inc.                                Rhode Island
Rollins Hudig Hall of Southern California, Inc.                         California
Rollins Hudig Hall of Tennessee, Inc.                                   Tennessee
Rollins Hudig Hall of Utah, Inc.                                        Utah
Rollins Hudig Hall of Virginia, Inc.                                    Virginia
Rollins Hudig Hall of Washington, D.C., Inc.                            District of Columbia
Rollins Hudig Hall of Washington, Inc.                                  Washington
Rollins Hudig Hall of Wisconsin, Inc.                                   Wisconsin
Rollins Hudig Hall of Wyoming, Inc.                                     Wyoming
Rollins Hudig Hall of the Americas, Inc.                                Illinois
Rollins Hudig Hall of the Carolinas, Inc.                               North Carolina
Rollins Risk & Benefit Management Services, Inc.                        Nevada
Rollins Technical Services Co.                                          Illinois
Rollins Technology Brokers, Inc.                                        California
Roundwise Limited                                                       United Kingdom
Ryan Financial Services, Inc.                                           Illinois
Ryan Insurance Group France S.A.R.L.                                    France
Ryan Insurance Group, Inc.                                              Delaware
Ryan Services Corporation                                               Illinois
Ryan Warranty Services Canada, Inc.                                     Canada
Ryan Warranty Services of Florida, Inc.                                 Florida
Ryan Warranty Services, Inc.                                            Delaware
Ryan/CSI, Inc.                                                          Illinois
SIS Services of New York, Inc.                                          New York
SLE International Underwriters, Inc.                                    Delaware
SLE Underwriters, Inc.                                                  Delaware
SLE Worldwide Australia Pty Limited                                     Australia
SLE Worldwide, Inc.                                                     Delaware
SLE Worldwide, Limited                                                  United Kingdom
SRS Management Antilles N.V.                                            Netherland Antilles
Saat Van Marwijk Beheer B.V.                                            Netherlands
Saat Van Marwijk Noordwijk B.V.                                         Netherlands
=========================================================================================

                                                                      Exhibit 21
                                                                       11 of 11

=========================================================================================
                corp_full_name                                             juris_name
=========================================================================================
Safeguard Risk Services (Bermuda) Ltd.                                  Bermuda
Safeguard Risk Services Antilles N.V.                                   Netherland Antilles
Safeguard Risk Services b.v.                                            Netherlands
Sang Woon Agency                                                        Korea
Scarborough & Company                                                   Illinois
Scarborough & Company, Inc.                                             Delaware
Scarborough Agency of Ohio, Inc.                                        Ohio
Scarborough Insurance Agency of Massachusetts, Inc.                     Massachusetts
Seascope Cargo Insurance Services Limited                               United Kingdom
Seascope Insurance Holdings Limited                                     United Kingdom
Seascope Insurance Services Limited                                     United Kingdom
Seascope Marine Insurance Services Limited                              United Kingdom
Seascope Marine Limited                                                 United Kingdom
Seascope Reinsurance Services Limited                                   United Kingdom
Select Direct Limited                                                   Scotland
Self-Insurers Service, Inc.                                             Delaware
Service Protection, Inc.                                                Illinois
Service Saver, Incorporated                                             Florida
ServicePlan, Inc.                                                       Illinois
Sherwood Insurance Services                                             California
Shoreline Insurance Agency, Inc.                                        Rhode Island
Singer Group, Inc., The                                                 Texas
Singer Plan, Inc.                                                       Delaware
Skyline Agency, Ltd., The                                               Illinois
Square One, Inc.                                                        Texas
Steetley Leslie & Godwin Limited                                        Guernsey
Sterling Life Insurance Company                                         Arizona
Stichting Employee Fund Hudig-Langeveldt Groep B.V.                     Netherlands
Stichting Verum-HLG                                                     Netherlands
Stichting Werknemerscertificaten HLG                                    Netherlands
Superannuation Fund (CICNZ) Limited                                     New Zealand
Suras B.V.                                                              Netherlands
Surety & Guarantee Consultants Limited                                  United Kingdom
Tabma-Hall Insurance Services Pty. Limited                              Australia
Texecur Versicherungs Vermittlungs GmbH                                 Germany
UNIRISC, Inc.                                                           Delaware
UNIRISC, Inc.                                                           Texas
Underwriters Marine Services Limited                                    United Kingdom
Underwriters Marine Services of Texas, Inc.                             Texas
Underwriters Marine Services, Inc.                                      Louisiana
Union Fidelity Life Insurance Company                                   Illinois
United Heartland, Inc.                                                  Wisconsin
Universal Acceptance, L.P.                                              Illinois
Verum-HLG B.V.                                                          Netherlands
Virginia Surety Company, Inc.                                           Illinois
Wacus/Hudig-Langeveldt GmbH                                             Germany
Wacus/Hudig-Langeveldt, Kreditversicherungsmakler und Beratungs GmbH    Germany
Walker Persson & Partners Limited                                       United Kingdom
Wexford Underwriting Managers, Inc.                                     Delaware
Wilfredo Armstrong S.A.                                                 Argentina
Worldwide Integrated Services Company                                   Texas
Yorkshire Investment Company, Inc.                                      Arizona
=========================================================================================